Exhibit 10.10

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”) is made as of the 10th day of May, 2010, by and among COMPX INTERNATIONAL INC. (the “Borrower”), COMPX SECURITY PRODUCTS INC., COMPX PRECISION SLIDES INC., COMPX MARINE INC., CUSTOM MARINE INC. (f/k/a CUSTOM MARINE ACQUISITION, INC.), LIVORSI MARINE, INC., WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender (as defined below), and COMERICA BANK, as a Lender.

R E C I T A L S:

The Borrower, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of December 23, 2005, as amended by the First Amendment thereto dated as of October 16, 2007, the Second Amendment thereto dated as of January 15, 2009 and the Third Amendment thereto dated as of September 21, 2009 (as so amended, the “Credit Agreement”).  Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.  In connection with the Credit Agreement, the Subsidiary Guarantors have executed the Subsidiary Guaranty Agreement in favor of the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders.

The Borrower and the Subsidiary Guarantors have requested certain amendments to the Credit Agreement and that the Lenders consent to certain matters, as more fully described herein, and, subject to the terms and conditions in this Amendment, the Administrative Agent and the Lenders have agreed to such amendments and to provide such consent.

NOW, THEREFORE, in consideration of these Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendment.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

"Fourth Amendment” means the Fourth Amendment and Consent dated as of May 10, 2010, by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders.

"Fourth Amendment Effective Date” shall have the meaning assigned to such term in the Fourth Amendment.

“Multi-Party Agreement” shall have the meaning assigned to such term in the Fourth Amendment.

“Sayreville Note” shall have the meaning assigned to such term in the Fourth Amendment.

 (b)  Section 10.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately after the semicolon in clause (f) of such Section, (ii) replacing the period at the end of clause (g) with the text “; and” and (iii) adding a new clause (h) to such Section to read as follows:

(h)  the investment in the loan evidenced by the Sayreville Note; provided that (x) the indebtedness evidenced thereby shall (i) be payable in full no later than October 15, 2011, (ii) not be amended or otherwise modified (including by consent or waiver to any departure from the terms thereof) after the Fourth Amendment Effective Date without the prior written approval of the Required Lenders and (iii) be guaranteed on an absolute, irrevocable and unconditional basis by The Prudential Insurance Company of America (“Prudential”) up to the amount of the net assets of PRISA II (an open-ended, commingled insurance company separate account of Prudential) but on a non-recourse basis to the other assets of Prudential not held for PRISA II, all pursuant to the provisions of the Multi-Party Agreement as in effect on the Fourth Amendment Effective Date (or shall be subject to such other credit support arrangements as may be approved in writing by the Required Lenders) and (y) at the time of the making of such investment, no default shall exist and be continuing under the Sayreville Note or the Multi-Party Agreement.

SECTION 3.  Consent.

 (a) Subject to compliance with the terms of this Amendment, notwithstanding anything in Section 10.8 of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the purchase by the Borrower from certain of its Affiliates of the indebtedness that is evidenced by the Sayreville Note (as defined in Section 6(f)) and is subject to the credit support arrangements set forth in the Multi-Party Agreement (as defined in Section 6(g)) (such purchase, the “Sayreville Note Purchase”).

 (b) The foregoing consent is limited solely to the Sayreville Note Purchase, and nothing contained herein shall (i) modify the Borrower’s or the Subsidiary Guarantors’ respective obligations to comply fully with all duties, terms, conditions, or covenants contained in the Loan Documents or (ii) be deemed to constitute a consent to waiver of any other rights or remedies any Lender or the Administrative Agent may have under any Loan Documents or under Applicable Law with respect to any matters.  Nothing in Section 2 or this Section 3 shall be deemed to give rise to any obligation of the Lenders or the Administrative Agent to amend, modify, or waive any provision of the Credit Agreement (other than as expressly set forth in this Amendment) or any other Loan Document.  The provisions and agreements set forth in Section 2 and this Section 3 shall not establish a custom or course of dealing or conduct between any Lender or the Administrative Agent and Borrower.

SECTION 4.  Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) receipt by the Administrative Agent of all documents which the Administrative Agent may reasonably request;

 (c) the fact that the representations and warranties of the Borrower and the Subsidiary Guarantors contained in Section 6 of this Amendment shall be true on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true on and as of such earlier date;

(d) receipt by the Administrative Agent of all accrued and unpaid fees and other amounts owing by Borrower and the Subsidiary Guarantors under the Loan Documents; and

 (e) all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

SECTION 5.  No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the Fourth Amendment Effective Date (as defined below), all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  This amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes.  The Borrower and the Subsidiary Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and the Subsidiary Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 6.  Representations and Warranties.  The Borrower and the Subsidiary Guarantors hereby represent and warrant to each of the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof.

 (b) The Borrower and the Subsidiary Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

 (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Subsidiary Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

 (d) The execution and delivery of this Amendment and the performance by the Borrower and the Subsidiary Guarantors hereunder does not and will not, as a condition to such execution, delivery and performance, require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Subsidiary Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Subsidiary Guarantor or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Subsidiary Guarantor is party or by which the assets or properties of the Borrower or the Subsidiary Guarantors are or may become bound.

 (e) The Collateral Agreement continues to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Agreement and prior to all Liens other than Liens permitted under Section 10.2 of the Credit Agreement.

 (f) Attached hereto as Exhibit A is a true, correct and complete copy of the Mortgage Note dated October 15, 2008 made by Sayreville Seaport Associates, L.P., as borrower (“Sayreville”), in favor of NL Industries, Inc. and NL Environmental Management Services, Inc., as lenders (the “Sayreville Lenders”), in the principal amount of $15,000,000, as in effect on the Fourth Amendment Effective Date (such mortgage note, the “Sayreville Note”).

 (g) Attached hereto as Exhibit B is a true, correct and complete copy of the Multi-Party Agreement, dated as of October 15, 2008, by and among Sayreville, the Sayreville Lenders, The Prudential Insurance Company of America acting on behalf of and for the benefit of its insurance company separate account known as PRISA II (“PRISA II”), each of the general partner and the limited partner of Sayreville, J. Brian O’Neill and Sayreville PRISA II LLC, as such agreement is in effect on the Fourth Amendment Effective Date (such agreement, the “Multi-Party Agreement”).  As of the Fourth Amendment Effective Date, no default exists and is continuing under either the Sayreville Note or the Multi-Party Agreement.

 (h) Attached hereto as Exhibit C is a true, correct and complete copy of the executed assignment agreement between the Sayreville Lenders and the Borrower effecting the sale and purchase of the Sayreville Note as contemplated hereby.  In connection with the transfer of the Sayreville Note, the Borrower has received evidence that, as of December 31, 2009, the net assets of  PRISA II exceeded $3.3 billion.

SECTION 7.  Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 8.  Effective Date.  This Amendment shall be effective as of May 10, 2010 upon satisfaction of each of the conditions specified in Section 4 hereof (such date, the “Fourth Amendment Effective Date”).

SECTION 9.  Expenses.  The Borrower and the Subsidiary Guarantors agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

SECTION 10.  Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 11.  Consent by Subsidiary Guarantors.  The Subsidiary Guarantors consent to the foregoing waiver and amendments.  The Subsidiary Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty Agreement, said Subsidiary Guaranty Agreement being hereby ratified and affirmed in all respects.  The Subsidiary Guarantors hereby expressly agree that the Subsidiary Guaranty Agreement is in full force and effect.

SECTION 12.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.  Entire Agreement.  This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

[CORPORATE SEAL]                                                      COMPX INTERNATIONAL INC.

By:  /s/ Darryl R. Halbert    (SEAL)
Name:  Darryl R. Halbert
Title: Vice President and Chief Financial Officer

[CORPORATE SEAL]                                                      COMPX SECURITY PRODUCTS INC.

By:  /s/ Darryl R. Halbert    (SEAL)
Name: Darryl R. Halbert
Title: Vice President - Finance

[CORPORATE SEAL]                                                      COMPX PRECISION SLIDES INC.

By: /s/ Darryl R. Halbert      (SEAL)
Name: Darryl R. Halbert
Title: Vice President and Chief Financial Officer

[CORPORATE SEAL]                                                      COMPX MARINE INC.

By: /s/ Darryl R. Halbert     (SEAL)
Name: Darryl R. Halbert
Title: Vice President and Chief Financial Officer

[CORPORATE SEAL]                                                      CUSTOM MARINE INC.

By: /s/ Darryl R. Halbert     (SEAL)
Name: Darryl R. Halbert
Title: Vice President and Chief Financial Officer

[CORPORATE SEAL]                                                      LIVORSI MARINE, INC.

By: /s/ Darryl R. Halbert      (SEAL)
Name: Darryl R. Halbert
Title: Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
successor-by-merger to Wachovia Bank,
National Association, as Administrative Agent
and a Lender

By: /s/ Lee R. Gray
Name: Lee R. Gray
Title: Senior Vice President

[Signature pages continued on the following page]

WCSR  4370273v2

COMERICA BANK,
as Lender

By: /s/ Sarah Bryson
Name: Sarah Bryson
Title: Corporate Banking Officer

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